UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Revised Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

CHITTENDEN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Filed by Chittenden Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

This filing consists of a certain communication made in connection with the announcement of an Agreement and Plan of Merger, dated as of June 26, 2007, by and between Chittenden Corporation, a Vermont corporation (“Chittenden”), and People’s United Financial, Inc., a Delaware corporation (“People’s United”).

P B C T 1 Building the Premier Regional Bank in the Northeast June 27, 2007

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Forward-Looking Statement
This presentation contains statements that may be considered forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-
looking statements are intended to be covered by the safe harbor provisions for forward- looking statements contained in the Private Securities Litigation Reform Act of 1995, and this statement is included for purposes of complying with these safe harbor provisions. These forward-looking statements are based on current plans and expectations, which are subject to a number of risk factors and uncertainties that could cause future results to differ materially from historical performance or future expectations.  These differences may be the result of various factors, including, among others:
(1) failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all; (2)
failure of the shareholders of Chittenden Corporation to approve the merger agreement; (3) failure to obtain governmental approvals of the merger, or imposition of adverse regulatory conditions in connection with such approvals; (4) disruptions to the parties’ businesses as a result of the announcement and pendency of the merger; (5)
costs or difficulties related to the integration of the businesses following the merger; (6) changes in general, national or regional economic conditions; (7) the risk that the cost savings and any other savings from the transaction may not be fully realized or may take longer than expected to realize (8) changes in loan default and charge-off rates; (9)
reductions in deposit levels necessitating increased borrowings to fund loans and investments; (10) changes in interest rates; (11) changes in levels of income and expense in noninterest income and expense related activities; and (12)
competition and its effect on pricing, spending, third-party relationships and revenues.
For additional factors that may affect future results, please see People’s United’s and Chittenden Corporation’s filings with the Securities and Exchange Commission, including People’s United’s and Chittenden Corporation’s Annual
Report on Form 10-K for the year ended December 31, 2006. People’s United and Chittenden Corporation undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or other changes

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Additional Information about this Transaction and Participants in this Transaction
Additional Information About this Transaction
In connection with the proposed merger, People’s United will file with the Securities and Exchange Commission (the
“SEC”) a Registration Statement on Form S-4 that will include a proxy statement of Chittenden that also constitutes a prospectus of People’s United.  Chittenden will mail the proxy statement/prospectus to its stockholders.  Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information.  You may obtain a free copy of the proxy statement/prospectus
(when available) and other related documents filed by People’s United and Chittenden with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing People’s United website at www.peoples.com under the tab “Investor Relations” and then under the heading “Financial Information” or by accessing Chittenden’s website at www.chittendencorp.com under the tab “Investor Resources – SEC Filings”.
Participants in this Transaction
People’s United, Chittenden and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Chittenden stockholders in favor of the merger.
Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Chittenden stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.  You can find information about the executive officers and directors of People’s United in the final prospectus for its conversion filed with the SEC on March 21, 2007.  You can find information about Chittenden’s executive officers and directors in its definitive proxy statement filed with the
SEC on March 9, 2007.  You can obtain free copies of these documents from People’s United or Chittenden using the contact information above.

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Transaction Rationale
Strategically Compelling
• Creates premier regional banking franchise in New England
• Combines two high-performing banks with similar balance sheets and businesses
• Provides size and scale for future growth
Financially Attractive
• IRR in excess of People’s United cost of capital (13% IRR)
• Significantly accretive to EPS in year 1
• Transaction structure provides People’s United with continued
balance sheet and capital flexibility

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Contiguous or near-contiguous markets
Bank-like balance sheet, business model
and operating philosophy
IRR above People’s United cost of capital
Accretive to EPS in year 1
Promises Made… Promises Kept

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Key Deal Terms
Purchase Price per CHZ Share: $37.00
(1)
Consideration: 55% cash / 45% stock
Pricing Formula: PBCT stock price
(1)
*1.95*0.45 + $37*0.55
Aggregate Purchase Price: $1.9 billion
(2)
Premium to Market: 31%
(3)
Approvals: Regulatory and Chittenden shareholders
Termination Fee: $65 million
Board Representation: 2 board seats
Anticipated Closing: First quarter 2008
Due Diligence: Completed
Notes: (1) Purchase price at closing will vary with the movements in PBCT stock price; e.g., if PBCT price at closing is $18.97, the purchase price is $37.00. See Appendix for further detail on pricing mechanics
(2) Assumes current shares outstanding of 51 million, including net options (pro forma for Merrill Merchants Bankshares which closed on 5/31/07 and the pending acquisition of
Community Bank & Trust Company announced on 6/4/07).
(3) Based upon June 26, 2007 closing price of CHZ.

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Pricing Multiples in Line
PBCT / CHZ
(2)
Mean of Comparable
Transactions
(1)
Notes: (1) Comparable transactions include selected bank and thrift transactions with deal value greater than $1 billion, announced after January 1,
2004. Source: SNL and FactSet
(2) Financial data as of March 31, 2007; pro forma for Merrill Merchants Bankshares which closed on 5/31/07 and the pending acquisition of
Community Bank & Trust Company announced on 6/4/07; ROA and ROE not pro forma
(3) Based on I/B/E/S mean EPS estimate for Q3’07 ($0.50), Q4’07 ($0.52), Q1’08 ($0.50) and Q2’08 ($0.51).
Price / NTM EPS (x) 18.2 18.6
Price / Tangible Book Value (x) 4.3 3.7
Core Deposit Premium (%) 26 31
Price / Book Value (x) 2.2 2.6
ROA (%) 1.26 1.08
ROE (%) 12.2 12.0
Financial Performance
(3)
CHZ
Seller Average

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Overview of Chittenden
• Multi-bank holding company headquartered in Burlington, VT
• 141 branches in VT, NH, MA, ME and CT through six bank subsidiaries
(1)
• Assets of $7.6 billion; deposits of $6.2 billion
(1)
• Three primary business lines: Commercial Banking, Community Banking,
Wealth Management
– Commercial loans represent 70% of total loans
(1)
– Core deposits comprise 80% of total funding
(1)
– $2.4 billion in assets under full discretionary management
(1)
• Excellent credit quality with net charge-offs averaging 0.14% over the last 5 years
Note: (1) Pro forma for Merrill Merchants Bankshares which closed on 5/31/07 and the pending acquisition of Community Bank & Trust Company announced on 6/4/07

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Expanding Outside CT
Note: (1) Pro forma for Merrill Merchants Bankshares which closed on 5/31/07 and the pending acquisition of Community Bank & Trust Company announced on 6/4/07
• Diversified footprint with 300+
branches and $16 billion in deposits
across six states
• Considerable scarcity value as only
major independent bank with
presence across Northeast
PBCT (160 Branches) CHZ (141 Branches)
NH
(1)
MA
VT
CT
ME
(1)
% of
Deposits
8
7
18
62
5
Branches
39
20
51
160
30
NY - 1
CT
MA
RI
VT
Bridgeport
Providence
Springfield
Worcester
Boston
Manchester
Bennington
Burlington
Portland
NH
89
91
93
195
495
84

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3.5
2.6
PBCT CHZ
Entry into Attractive New Markets
Projected Population Growth (%)
(1)
Note: (1) 2006 – 2011 projected change weighted by MSA deposits; pro forma for Merrill Merchants Bankshares and Community Bank & Trust
Company transactions
(2) Pro forma Merrill Merchants Bankshares which closed on 5/31/07 and the pending acquisition of Community Bank & Trust Company announced on 6/4/07
Market
CHZ
Deposits
(2)
($Bn)
Total
Population Businesses
Median
Age
Vermont 2.9 620,000 30,000 34
Greater Portland 0.4 470,000 20,000 35
Southern NH / Seacoast 1.4 1,000,000+ 40,000 37
Greater Worcester 0.5 777,000 25,000 36
Greater Springfield 0.6 850,000 23,000 36
Greater Bangor 0.4 147,000 6,000 37

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Compatible Operating Models
• Low cost, stable core deposit funding
• Emphasis on relationship-driven commercial lending
• Strong liquidity position – minimal wholesale leverage
• Disciplined loan and deposit pricing
• Conservative underwriting standards
• Focus on customer experience and convenience
• Local bank of choice

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Low Execution Risk
• Multi-bank operating structure to remain in place
• Conservative cost savings assumptions
• Revenue enhancements identified but not assumed in financial analysis
• Experienced combined senior management team
• Comprehensive due diligence performed
• Compatible cultures and similar approach to business

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3.94
3.44
4.06
CHZ PBCT Peers
Superior Profitability and Balance Sheet (1)
(2)
0.6
19.2
5.3
CHZ PBCT Peers
Notes: (1) At or for the quarter ended March 31, 2007; PBCT profitability ratios not pro forma for second step conversion
(2) See Appendix for Peers; Peer data based on SNL Securities
Net Interest Margin (%)
Borrowings / Assets (%)
93.0
106.0
86.0
CHZ PBCT Peers
(2)
Loans / Deposits (%)
1.27
1.11
1.26
CHZ PBCT Peers
(2)
Return on Assets (%)
(2)

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Low Cost Funding Sources
Noninterest-Bearing Deposits
Borrowings
Interest-Bearing Deposits
Cost of Funds
Chittenden
16
6
78
2.60
People’s
United
23
1
76
2.38
Peers
(2)
11
24
62
3.32
As a % of Total Funding
(1)
Advantage Over Peers 94bp – 72bp
Notes: (1) Based on average balances for the quarter ended March 31, 2007; total funding defined as total deposits plus borrowings
(2) See Appendix for Peers; Peer data based on SNL Securities

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Conservative Financial Assumptions
• 55% cash / 45% stock consideration
• Net income estimates based on I/B/E/S mean EPS
• $38MM pre-tax cost-savings (approximately 18% of CHZ
noninterest expense); 50% realized in 2008, 100% thereafter
• After-tax restructuring charge of $38MM
• Pre-tax cost of cash of 5.25%
• Core Deposit Intangibles at 2.75% of deposits amortized over 10 years, sum-of-the-years-digits
• Chittenden pro forma for Merrill Merchants Bankshares and the pending acquisition of Community Bank & Trust Company

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Illustrative Financial Impact – Significant Accretion
Acquisition Adjustments (After-Tax)
Add-back of CHZ Existing Intangible Amortization
PBCT Estimated EPS (Based on I/B/E/S)
(1)
CHZ Estimated EPS (Based on I/B/E/S)
(2)
PBCT Net Income
CHZ Net Income
Combined Net Income
Cost Savings (18% of CHZ NIE) – 100% Phase-in Illustrative
Financing Cost (5.25% Pre-Tax Cost of Cash)
CDI (2.75% of Deposits Sum-of-the-Years-Digits over 10 Years)
Pro Forma Net Income
Pro Forma Shares
Pro Forma EPS ($)
EPS Accretion / (Dilution) to I/B/E/S Estimate (%)
2007E with 100%
Cost Saves (Illustrative)
0.70
1.92
204
96
300
25
(36)
(20)
271
334
0.81
15.7
($MM, Except per Share Amounts)

Notes: (1) Excludes impact of funding charitable foundation
(2) Adjusted to exclude impact of investment portfolio transactions announced on 5/16/07

IRR Exceeds Cost of Capital
IRR (%)
Total Flows
Terminal Value – Synergies
(4)
Terminal Value – Company
(4)
A/T Synergies
Dividends
(3)
A/T Restructuring Charge
Aggregate Price
(1)
2,740
454
2,139
30
117
139
29
110
130
28
102
122
27
96
102
13
89
13
(1,884)
30
(38)
(1,875)
2012 2011 2010 2009 2008 2007
Projections
Notes: (1) Assumes purchase price of $36.77 per share based on closing price of PBCT as of June 26, 2007
(2) Assumes I/B/E/S mean EPS of $2.11 in 2008 grown at 8% thereafter
(3) Assumes target tangible common equity ratio of 6.0%
(4) Assumes terminal multiple of 14.5x estimated 2013 earnings adjusted for incremental opportunity cost of additional dividends
Net Income
(2)
144 133 123 114 106

Conclusion: A Compelling Transaction
Expanding into New
Markets
Meets All Financial
and Strategic Criteria
Low Risk Execution
• Diversifies franchise outside of Connecticut
• Preserves strategic value – unique Northeast footprint
• Platform for additional de novo and acquisition-driven growth
• Combines two high performing, commercial-oriented banks
• Contiguous and near-contiguous markets
• IRR in excess of cost of capital
• Accretive to EPS in year 1
• Track record of disciplined execution and superior operating performance at both banks
• Chittenden multi-bank operating structure to continue
• Minimal employee/customer disruption – no planned branch closures
• Conservative cost savings assumptions

19 Appendix

Commercial Oriented Loan Mix
13
28
27
32
(%)
1,947
4,133
4,028
4,740
($MM)
14
20
26
40
(%)
1,285
1,822
2,440
3,764
($MM)
12
42
29
18
(%)
662
2,311
1,588
976
($MM)
14,847 9,310 5,537 Total
Consumer
Commercial Real Estate
Commercial
Residential Mortgage
Loan Type
(1)
Combined PBCT CHZ
(2)
Notes: (1) At March 31, 2007.
(2) Pro forma for Merrill Merchants Bankshares which closed on 5/31/07 and the pending acquisition of Community Bank & Trust Company announced on 6/4/07

Strong Core Deposit Base
4
35
21
16,191
643
5,608
3,326
6
37
23
9,968
643
3,695
2,333
–
31
16
6,223
–
1,913
993
Total Deposits
Escrow Funds
Time
41 6,616 33 3,298 53 3,318
Savings, Interest-Bearing
Checking and Money Market
Non-Interest-Bearing
(%) ($MM) (%) ($MM) (%) ($MM) Deposit Type
(1)
Combined PBCT CHZ
(2)
Notes: (1) At March 31, 2007.
(2) Pro forma for Merrill Merchants Bankshares which closed on 5/31/07 and the pending acquisition of Community Bank & Trust Company announced on 6/4/07

Conservative Credit Culture
Notes: (1) At March 31, 2007; not pro forma for Merrill Merchants Bankshares which closed on 5/31/07 and the pending acquisition of Community Bank & Trust Company announced on 6/4/07
(2) See Appendix for Peers; Peer data based on SNL Securities.
Reserves / Loans (%)
Reserves / NPAs + 90s (%)
NCOs / Avg. Loans (%)
NPAs / Assets (%)
CHZ
1.34
235
0.08
0.36
PBCT
0.80
384
0.01
0.17
Peers
(2)
1.00
194
0.14
0.32
Metric
(1)

Pro Forma Balance Sheet
Equity / Assets
Borrowings / Assets
Securities / Assets
Loans / Deposits
Key Ratios
Total Equity
Shareholders’ Equity
Total Liabilities
Other Liabilities
Borrowings
Deposits
Liabilities
Total Assets
Other Assets
Intangibles
Loans
Securities and S-T Investments
Assets
($MM)
23.3
2
14
92
5,172
17,051
341
520
16,191
22,223
1,302
1,646
14,847
4,429
PBCT
Pro Forma
10.9
16
89
827
6,748
78
447
6,223
7,575
418
395
5,537
1,225
CHZ
Standalone (3)
29.8
21
93
4,355
10,243
203
73
9,968
14,598
922
105
9,310
4,262
PBCT
Post-Conversion
11.7
1
1
93
1,359
10,243
203
73
9,968
11,602
902
105
9,310
1,286
PBCT
3/31/07
Tang. Com. Eq. / Tang. Assets 17.1 6.0 29.3 10.9
6 1
Adjustments
2,996 (2)
2,976
20 (1)
Notes: (1) Deferred tax benefit related to contribution to charitable foundation
(2) Net of adjustments related to ESOP, RRP, MHC capital contribution and charitable foundation. RRP must be approved by shareholders
(3) Pro forma for Merrill Merchants Bankshares which closed on 5/31/07 and the pending acquisition of Community Bank & Trust Company announced on 6/4/07

Exchange Ratio Illustration
24.00
23.00
22.00
21.00
20.00
18.71
19.00
18.00
17.00
16.00
Hypothetical
PBCT Stock
Price (1)
0.49
0.50
0.51
0.52
0.54
0.55
0.55
0.56
0.58
0.59
Approximate Percent
of Primary Shares
Receiving
Cash
0.51
0.50
0.49
0.48
0.46
0.45
0.45
0.44
0.42
0.41
Approximate Percent
of Primary Shares
Receiving
Stock
41.41
40.53
39.66
38.78
37.90
36.77
37.02
36.15
35.27
34.39
Value of
Consideration
per CHZ
Share (2)
1.725
1.762
1.803
1.847
1.895
1.965
1.949
2.008
2.075
2.149
Implied
Exchange
Ratio for
CHZ Holders
Electing Stock
at Closing
% Cash
% Stock
Purchase Price per Share
Current PBCT Price
Pricing Formula = $37*0.55 + 0.45*1.95*PBCT average stock
price 5 days prior to Closing Date
Notes: (1) Based on the average of PBCT closing share price for the five day period prior to the effective time.
(2) See Pricing Formula above.
55.0
45.0
37.00
18.71

Peer Group Composition
• Peer group includes banks and thrifts with market values from $2 – 11Bn in the Northeast, Mid-Atlantic and Midwest regions
(1)
• Peer group members:
– Sovereign Bancorp (Thrift)
– Comerica (Bank)
– Hudson City (Thrift)
– Commerce Bancorp (Bank)
– Huntington (Bank)
– New York Community (Thrift)
– Associated Banc-Corp (Bank)
– TCF Financial (Bank)
– Commerce Bancshares (MO) (Bank)
– Valley National (Bank)
– Wilmington Trust (Bank)
– Astoria (Thrift)
– Fulton Financial (Bank)
– Webster Financial (Bank)
Note: (1) Excludes Sky Financial and Investors Financial Services given pending ownership changes; also excludes MHCs